MUNIHOLDINGS
                                                              NEW YORK INSURED
                                                              FUND, INC.

                                                     STRATEGIC
                                                              Performance

                               [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              February 28, 1999

MuniHoldings New York Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                     MuniHoldings New York Insured Fund, Inc., February 28, 1999

DEAR SHAREHOLDER

For the six months ended February 28, 1999, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.432 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 7.16%, based on a month-end per share net asset value of $15.91. Over the same period, the total investment return on the Fund's Common Stock was +2.69%, based on a change in per share net asset value from $16.07 to $15.91, and assuming reinvestment of $0.565 per share ordinary income dividends and $0.002 per share capital gains.

For the six months ended February 28, 1999, the Fund's Preferred Stock had an average yield of 3.66% for Series A and 3.55% for Series B.

The Municipal Market Environment

During most of the six months ended February 28, 1999, fixed-income investors concentrated on the positive elements within the current economic framework. On an annual basis, US economic growth remained modest, although it strengthened somewhat in recent months. More important, continued weak foreign economic growth has been seen as preventing US growth from overheating and generating increased inflationary pressures. World commodity prices continued to decline to their lowest level in over a decade, reinforcing the extremely positive inflationary environment in the United States. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November. These actions were taken both to ensure that US domestic economic growth would not be negatively impacted by weak foreign demand and that US financial markets would have adequate liquidity to offset deteriorating financial conditions in Asia, Russia and Brazil. Despite considerable volatility, such positive factors allowed long-term fixed-income interest rates to modestly decline into late January 1999. During the six-month period ended February 28, 1999, US Treasury bond yields declined almost 20 basis points (0.20%) to 5.09%, and long-term tax-exempt revenue bond yields fell approximately 10 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

However, during February investors have developed a more negative bias toward both the prospects for US economic growth and long-term bond yields. Economic indicators released during February did not suggest that the US economy was materially stronger in February than it had been in January or even in late 1998. Inflationary measures, such as the consumer price index and the gross domestic product price deflator, have continued to suggest that domestic price pressures are nearly non-existent. The consensus among economists was that Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony emphasized that the balance between moderate economic growth and low inflation seen in recent quarters remains in place and that it was unlikely that the Federal Reserve Board would lower or raise short-term interest rates during 1999. However, investors largely chose to ignore these interpretations and began to anticipate that the Federal Reserve Board was likely to raise short-term interest rates sometime during 1999. Subsequently, fixed-income bond yields rose for the remainder of the month. In February, US Treasury bond yields rose almost 50 basis points to 5.57%, and long-term uninsured municipal revenue bond yields rose less than 15 basis points to end the month at 5.29%. During the February quarter, US Treasury bond yields rose 30 basis points, while long-term municipal bond yields rose less than 5 basis points, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in annual new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. This has led to the outperformance by long-term municipal bonds seen thus far in 1999. Over the last 12 months, more than $275 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 16% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed dramatically in recent quarters. During the last six months, over $120 billion in new tax-exempt bonds was issued, a decrease of approximately 7% compared to the same period a year ago. During the quarter ended February 28, 1999, less than $60 billion in new long-term municipal bonds was underwritten, representing a decline of nearly 10% compared to the quarter ended February 28, 1998.

The pace of tax-exempt issuance slowed further in 1999. Year-to-date issuance was less than $33 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received over $40 billion in coupon payments, maturities and proceeds from early redemptions in January and February. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this situation closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong "flight to quality" demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By February 28, 1999, long-term tax-exempt bond yields were at 95% of US Treasury bond yields. Municipal bond yield ratios have averaged approximately 92% for the last 12 months. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the annual increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. The continued robustness of the US economy has led to some back up in interest rates. However, at present these factors suggest that there is little immediate risk of sustained significant increases in long-term bond yields. It is likely that foreign financial markets will again be a critical factor in determining US bond yields.

Portfolio Strategy

During the six-month period ended February 28, 1999, we maintained our constructive portfolio strategy for MuniHoldings New York Insured Fund, Inc. We believed that a continuation of current equity market turmoil would have a negative impact on economic growth, thereby constricting global inflation and forcing interest rates lower over the next several months. As this scenario came to pass, economic turmoil increased in various parts of the world, including Russia and Brazil. While the US economy performed much better than anticipated, inflation remained quite benign. Beginning in late January 1999, we shifted toward a more neutral position on interest rates. Consequently, we started to reduce the Fund's exposure to the long end of the municipal curve and placed an emphasis on municipal bonds in the 20-year sector as the yield differential started to narrow considerably. Looking ahead, we believe this strategy allows the Fund to be less sensitive to any negative market movement should interest rates start to rise.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Co-Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Co-Portfolio Manager

April 7, 1999

================================================================================
We are pleased to announce that Robert D. Sneeden has become Co-Portfolio Manager of MuniHoldings New York Insured Fund, Inc. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager.
================================================================================


                                      2 & 3

                     MuniHoldings New York Insured Fund, Inc., February 28, 1999

PROXY RESULTS

During the six-month period ended February 28, 1999, MuniHoldings New York Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Withheld
                                                               For          From Voting
----------------------------------------------------------------------------------------
1. To elect the Fund's Directors:   Ronald W. Forbes        9,677,433         69,141
                                    Cynthia A. Montgomery   9,673,450         73,124
                                    Kevin A. Ryan           9,679,433         67,141
                                    Arthur Zeikel           9,671,083         75,491

------------------------------------------------------------------------------------------------
                                                      Shares Voted   Shares Voted   Shares Voted
                                                           For          Against       Abstain
------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp
   as the Fund's independent auditors for the current
   fiscal year.                                        9,493,986      117,511        135,077
------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 1999, MuniHoldings New York Insured Fund, Inc. Preferred Stock (Series A and B) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Withheld
                                                               For          From Voting
----------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Ronald W.
   Forbes, Cynthia A. Montgomery, Charles C. Reilly,
   Kevin A. Ryan, Richard R. West and Arthur Zeikel
   as follows:
                                    Series A                1,846             0
                                    Series B                1,892             0

------------------------------------------------------------------------------------------------
                                                      Shares Voted   Shares Voted   Shares Voted
                                                           For          Against       Abstain
------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp
   as the Fund's independent auditors for the current
   fiscal year as follows:
                                    Series A           1,846          0              0
                                    Series B           1,892          0              0
------------------------------------------------------------------------------------------------

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings New York Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

                        S&P     Moody's     Face                                                          Value
STATE                 Ratings   Ratings    Amount   Issue                                               (Note 1a)
=================================================================================================================
New York--99.0%                                     Albany County, New York, Airport Authority,
                                                    Airport Revenue Bonds, AMT (b):
                      AAA       Aaa       $ 1,500     5.375% due 12/15/2017                             $  1,546
                      AAA       Aaa         1,500     5.50% due 12/15/2019                                 1,558
                      ------------------------------------------------------------------------------------------
                      NR*       Aaa         2,325   Battery Park City Authority, New York,
                                                    Revenue Bonds, RITR, Series 25, 7.62%
                                                    due 11/01/2026 (g)                                     2,563
                      ------------------------------------------------------------------------------------------
                                                    Long Island Power Authority, New York,
                                                    Electric System Revenue Bonds, Series A:
                      AAA       Aaa         3,375     5% due 12/01/2018 (b)                                3,362
                      AAA       Aaa         4,750     5.25% due 12/01/2026 (d)                             4,847
                      ------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York,
                                                    Commuter Facilities Revenue Bonds:
                      AAA       Aaa         3,000     (Grand Central Terminal), Series 1, 5.70% due
                                                      7/01/2024 (b)                                        3,183
                      AAA       Aaa         1,000     Refunding, Series B, 5% due 7/01/2020 (c)              990
                      AAA       Aaa         2,625     Refunding, Series E, 5% due 7/01/2021 (c)            2,597
                      AAA       Aaa         7,695     Series A, 5.625% due 7/01/2027 (d)                   8,175
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa        16,500   Metropolitan Transportation Authority, New York,
                                                    Dedicated Tax Fund Revenue Bonds, Series A,
                                                    5.25% due 4/01/2026 (d)                               16,810
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000   Metropolitan Transportation Authority, New York,
                                                    Transit Facilities Revenue Bonds, Series C-1,
                                                    5.50% due 7/01/2022 (d)                                1,051
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         2,385   Monroe--Woodbury, New York, Central School
                                                    District, GO, 5.625% due 5/15/2023 (d)                 2,512
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa        10,500   New York City, New York, Educational Construction
                                                    Fund Revenue Bonds, Junior Sub-Lien, 5.50% due
                                                    4/01/2026 (c)                                         11,004
                      -------------------------------------------------------------------------------------------
                      A-        A3          5,820   New York City, New York, GO, Series C, 5.375% due
                                                    11/15/2027                                             5,917
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         1,830   New York City, New York, IDA, Civic Facilities
                                                    Revenue Bonds (Rockefeller Foundation Project),
                                                    5.375% due 7/01/2023                                   1,878
                      ------------------------------------------------------------------------------------------
                      A         A3          5,000   New York City, New York, IDA, Special Facilities
                                                    Revenue Bonds (Terminal One Group Association
                                                    Project), AMT, 6.125% due 1/01/2024                    5,313
                      ------------------------------------------------------------------------------------------
                                                    New York City, New York, Municipal Water Finance
                                                    Authority, Water and Sewer System Revenue Bonds:
                      NR*       A1          9,000     RITR, Series 21, 7.92% due 6/15/2029 (g)            10,379
                      AAA       Aaa         3,400     Refunding, Series C, 5% due 6/15/2021 (e)            3,364
                      ------------------------------------------------------------------------------------------

================================================================================
Portfolio
Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes


                                     4 & 5

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)
--------------------------------------------------------------------------------

                        S&P     Moody's     Face                                                          Value
STATE                 Ratings   Ratings    Amount   Issue                                               (Note 1a)
=================================================================================================================
New York                                            New York City, New York,
                                                    Transitional Finance Authority
                                                    Revenue Bonds (Future Tax Secured):
(concluded)           AA        Aa3       $ 5,000     Series A, 5% due 8/15/2027                        $  4,903
                      NR*       VMIG1+        100     VRDN, Series C, 3.15% due 5/01/2028 (a)                100
                      ------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds:
                      AAA       Aaa         7,180     (Consolidated City University System), Series 1,
                                                        5.125% due 7/01/2027 (d)                           7,200
                      AAA       NR*        10,000     (Frances Schervier Project), 5.50% due
                                                        7/01/2027 (b)                                     10,457
                      AAA       NR*         6,000     (Mental Health Services), Series B, 5.375% due
                                                        2/15/2026 (b)                                      6,174
                      AAA       Aaa         4,000     (Municipal Health Facilities Improvement Program),
                                                        Series 1, 4.75% due 1/15/2029 (b)                  3,786
                      AAA       Aaa         2,000     (Niagara Nursing Home), 5.60% due 8/01/2037 (d)(f)   2,093
                      AAA       Aaa         5,320     Refunding (Millard Fillmore Hospital Project),
                                                        5.375% due 2/01/2032 (c)(f)                        5,472
                      AAA       Aaa         3,460     Refunding (North Shore University Hospital), 5.25%
                                                        due 11/01/2019 (d)                                 3,517
                      AAA       NR*        10,780     Refunding (United Health Services Hospitals),
                                                        5.375% due 8/01/2027 (c)(f)                       11,099
                      AAA       Aaa         5,000     (St. Barnabas Hospital), 5.45% due
                                                        8/01/2035 (c)(f)                                   5,160
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         7,500   New York State Energy Research and Development
                                                    Authority, Facilities Revenue Refunding Bonds
                                                    (Consolidated Edison Co. of New York), Series
                                                    A, 6.10% due 8/15/2020 (c)                             8,316
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500   New York State Energy Research and Development
                                                    Authority, Gas Facilities Revenue Bonds,
                                                    RITR, Series 9, 7.62% due 1/01/2021 (g)                2,738
                      ------------------------------------------------------------------------------------------
                                                    New York State Energy Research and Development
                                                    Authority, PCR:
                      AAA       NR*         2,305     (New York State Electric and Gas Co. Project),
                                                        AMT, Series A, 6.15% due 7/01/2026 (d)             2,513
                      A1+       NR*           400     (Niagara Mohawk Power Corp. Project), DATES,
                                                        Series A, 3.55% due 7/01/2015 (a)                    400
                      A1+       NR*           900     (Niagara Power Corporation Project), VRDN, AMT,
                                                        Series B, 3.60% due 7/01/2027 (a)                    900
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         1,285   New York State Energy Research and Development
                                                    Authority, Solid Waste Disposal Revenue Bonds
                                                    (New York State Electric and Gas Co. Project),
                                                    AMT, Series A, 5.70% due 12/01/2028 (d)                1,339
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa           765   New York State Environmental Facilities
                                                    Corporation, Special Obligation Revenue
                                                    Refunding Bonds (Riverbank State Park),
                                                    5.125% due 4/01/2022 (c)                                 767
                      ------------------------------------------------------------------------------------------
                                                    New York State, GO, Refunding, Series D (c):
                      AAA       Aaa         3,410     5% due 7/15/2015                                     3,457
                      AAA       Aaa         3,765     5% due 7/15/2017                                     3,774
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         2,000   New York State, HFA, Revenue Refunding Bonds
                                                    (Fulton Manor), 6.10% due 11/15/2025 (c)(f)            2,175
                      ------------------------------------------------------------------------------------------
                                                    New York State, HFA, Revenue Refunding Bonds
                                                    (Housing Mortgage Project), Series A (b):
                      AAA       Aaa         1,740     6.10% due 11/01/2015                                 1,888
                      AAA       Aaa         2,990     6.125% due 11/01/2020                                3,227
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         2,800   New York State Local Government Assistance
                                                    Corporation, Revenue Refunding Bonds, Series B,
                                                    5.50% due 4/01/2021 (c)                                2,902
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000   New York State Medical Care Facilities Finance
                                                    Agency Revenue Bonds (Mental Health Services),
                                                    Series A, 6% due 2/15/2005 (d)(h)                      1,125
                      ------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Homeowner Mortgage
                                                    Revenue Bonds, AMT:
                      NR*       Aa2           985     Series 58, 6.40% due 4/01/2027                       1,072
                      AAA       Aaa         2,140     Series 67, 5.70% due 10/01/2017 (d)                  2,263
                      NR*       Aa2         6,000     Series 67, 5.80% due 10/01/2028                      6,359
                      ------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Homeowner Mortgage
                                                    Revenue Refunding Bonds:
                      NR*       Aa2         2,500     AMT, Series 54, 6.20% due 10/01/2026                 2,689
                      NR*       Aa2         1,500     Series 59, 6.25% due 4/01/2027                       1,626
                      NR*       Aa2         1,000     Series 61, 5.80% due 10/01/2017                      1,052
                      ------------------------------------------------------------------------------------------
                                                    New York State Urban Development Corporation Revenue
                                                    Bonds:
                      AAA       Aaa        10,000     (Correctional Capital Facilities), Series 6,
                                                        5.375% due 1/01/2025 (c)                          10,294
                      AAA       Aaa         5,235     (Correctional Facilities Services Contract),
                                                        Series B, 4.75% due 1/01/2028 (c)                  4,967
                      NR*       Aaa         3,875     RITR, Series 26, 7.62% due 1/01/2025 (g)             4,210
                      ------------------------------------------------------------------------------------------
                      AAA       NR*         1,775   Niagara, New York, Frontier Authority, Airport
                                                    Revenue Bonds (Buffalo Niagara International
                                                    Airport), AMT, 5% due 4/01/2028 (e)                    1,717
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         9,980   Port Authority of New York and New Jersey,
                                                    Special Obligation Revenue Bonds (JFK
                                                    International Air Terminal Project), AMT,
                                                    Series 6, 5.75% due 12/01/2022 (d)                    10,699
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa         7,090   Suffolk County, New York, Water Authority,
                                                    Waterworks Revenue Bonds, Series A, 5% due
                                                    6/01/2022 (c)                                          7,013
                      ------------------------------------------------------------------------------------------
                      AAA       Aaa        11,000   Syracuse, New York, Housing Authority, Mortgage
                                                    Revenue Bonds (Loretto Rest), Series A,
                                                    5.70% due 8/01/2027 (c)(f)                            11,642

================================================================================================================
                      Total Investments (Cost--$238,769)--99.0%                                          248,134

                      Other Assets Less Liabilities--1.0%                                                  2,584
                                                                                                        --------
                      Net Assets--100.0%                                                                $250,718
                                                                                                        ========

================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
(b) FSA Insured.
(c) AMBAC Insured.
(d) MBIA Insured.
(e) FGIC Insured.
(f) FHA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
(h) Prerefunded.
+   Highest short-term rating by Moody's Investors Service, Inc.
*   Not Rated.

    See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of February 28, 1999 were as follows:

--------------------------------------------
                                  Percent of
S&P Rating/Moody's Rating         Net Assets
--------------------------------------------
AAA/Aaa...........................  82.7%
AA/Aa.............................   7.1
A/A...............................   8.6
Other+............................   0.6
--------------------------------------------
+ Temporary investments in short-term municipal securities.


                                      6 & 7

                     MuniHoldings New York Insured Fund, Inc., February 28, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 1999
=======================================================================================================
Assets:        Investments, at value (identified cost--$238,769,209)
               (Note 1a) .............................................                    $ 248,133,951
               Cash ..................................................                           20,078
               Interest receivable ...................................                        2,949,000
               Prepaid expenses and other assets .....................                           11,465
                                                                                          -------------
               Total assets ..........................................                      251,114,494
                                                                                          -------------
=======================================================================================================
Liabilities:   Payables:
                 Investment adviser (Note 2) .........................   $      98,495
                 Dividends to shareholders (Note 1f) .................          70,089
                 Offering costs (Note 1e) ............................          62,374          230,958
                                                                         -------------
               Accrued expenses and other liabilities ................                          165,889
                                                                                          -------------
               Total liabilities .....................................                          396,847
                                                                                          -------------
=======================================================================================================
Net Assets:    Net assets ............................................                    $ 250,717,647
                                                                                          =============
=======================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.10 per share (3,800
                 shares of AMPS* issued and outstanding at $25,000
                 per share liquidation preference) ...................                    $  95,000,000
                 Common Stock, par value $.10 per share (9,787,106a
                 shares issued and outstanding) ......................   $     978,710
               Paid-in capital in excess of par ......................     144,677,715
               Undistributed investment income--net ..................         894,276
               Accumulated realized capital losses on investments--net        (197,796)
               Unrealized appreciation on investments--net ...........       9,364,742
                                                                         -------------
               Total--Equivalent to $15.91 net asset value per share
               of Common Stock (market price--$15.4375) ..............                      155,717,647
                                                                                          -------------
               Total capital .........................................                    $ 250,717,647
                                                                                          =============
=======================================================================================================

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

               For the Six Months Ended February 28, 1999
===================================================================================================
Investment     Interest and amortization of premium and discount earned                 $ 6,515,190
Income
(Note 1d):
===================================================================================================
Expenses:      Investment advisory fees (Note 2) ......................   $   688,486
               Commission fees (Note 4) ...............................       121,923
               Professional fees ......................................        33,391
               Transfer agent fees ....................................        20,673
               Accounting services (Note 2) ...........................        12,967
               Printing and shareholder reports .......................        11,935
               Directors' fees and expenses ...........................         9,365
               Custodian fees .........................................         9,186
               Listing fees ...........................................         8,192
               Pricing fees ...........................................         4,467
               Other ..................................................         9,062
                                                                          -----------
               Total expenses before reimbursement ....................       929,647
               Reimbursement of expenses (Note 2) .....................       (49,203)
                                                                          -----------
               Total expenses after reimbursement .....................                     880,444
                                                                                        -----------
               Investment income--net .................................                   5,634,746
                                                                                        -----------
===================================================================================================
Realized &     Realized gain on investments--net ......................                     745,816
Unrealized     Change in unrealized appreciation on investments--net ..                    (639,915)
Gain (Loss)                                                                             -----------
on Invest-     Net Increase in Net Assets Resulting from Operations ...                 $ 5,740,647
ments--Net                                                                              ===========
(Notes 1b,
1d & 3):
===================================================================================================

               See Notes to Financial Statements.


                                     8 & 9

                     MuniHoldings New York Insured Fund, Inc., February 28, 1999
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                For the         For the
                                                                              Six Months        Period
                                                                                Ended       Sept. 19, 1997+
               Increase (Decrease) in Net Assets:                           Feb. 28, 1999   to Aug. 31, 1998
============================================================================================================
Operations:    Investment income--net ...................................   $   5,634,746    $  11,053,516
               Realized gain on investments--net ........................         745,816          884,972
               Change in unrealized appreciation on investments--net ....        (639,915)      10,004,657
                                                                            -------------    -------------
               Net increase in net assets resulting from operations .....       5,740,647       21,943,145
                                                                            -------------    -------------
============================================================================================================
Dividends &    Investment income--net:
Distribu-        Common Stock ...........................................      (4,320,684)      (7,304,626)
tions to         Preferred Stock ........................................      (1,194,283)      (2,974,393)
Shareholders   Realized gain on investments--net:
(Note 1f):       Common Stock ...........................................      (1,326,015)              --
                 Preferred Stock ........................................        (502,569)              --
                                                                            -------------    -------------
               Net decrease in net assets resulting from dividends and
               distributions to shareholders ............................      (7,343,551)     (10,279,019)
                                                                            -------------    -------------
============================================================================================================
Capital Stock  Proceeds from issuance of Common Stock ...................              --      146,625,000
Transactions   Proceeds from issuance of Preferred Stock ................              --       95,000,000
(Notes 1e      Value of shares issued to Common Stock Shareholders in
& 4):          reinvestment of dividends ................................              --           85,052
               Offering costs resulting from the issuance of Common Stock              --         (262,948)
               Offering and underwriting costs resulting from the
               issuance of Preferred Stock ..............................              --         (890,684)
                                                                            -------------    -------------
               Net increase in net assets derived from capital stock
               transactions .............................................              --      240,556,420
                                                                            -------------    -------------
============================================================================================================
Net Assets:    Total increase (decrease) in net assets ..................      (1,602,904)     252,220,546
               Beginning of period ......................................     252,320,551          100,005
                                                                            -------------    -------------
               End of period* ...........................................   $ 250,717,647    $ 252,320,551
                                                                            =============    =============
============================================================================================================
             * Undistributed investment income--net .....................   $     894,276    $     774,497
                                                                            =============    =============
============================================================================================================

              + Commencement of operations.

                See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The following per share data and ratios have been derived              For the             For the
               from information provided in the financial statements.               Six Months            Period
                                                                                      Ended           Sept. 19, 1997+
               Increase (Decrease) in Net Asset Value:                            Feb. 28, 1999      to Aug. 31, 1998
=====================================================================================================================
Per Share      Net asset value, beginning of period ...........................   $       16.07       $       15.00
Operating                                                                         -------------       -------------
Performance:   Investment income--net .........................................             .57                1.13
               Realized and unrealized gain on investments--net ...............             .02                1.11
                                                                                  -------------       -------------

               Total from investment operations ...............................             .59                2.24
                                                                                  -------------       -------------
               Less dividends and distributions to Common Stock shareholders:
                 Investment income--net .......................................            (.44)               (.75)
                 Realized gain on investments--net ............................            (.14)                 --
                                                                                  -------------       -------------
               Total dividends and distributions to Common Stock shareholders .            (.58)                 --
                                                                                  -------------       -------------
               Capital charge resulting from issuance of Common Stock .........              --                (.03)
                                                                                  -------------       -------------
               Effect of Preferred Stock activity:++
                 Dividends and distributions to Preferred Stock shareholders:
                   Investment income--net .....................................            (.12)               (.30)
                   Realized gain on investments--net ..........................            (.05)                 --
               Capital charge resulting from issuance of Preferred Stock ......              --                (.09)
                                                                                  -------------       -------------
               Total effect of Preferred Stock activity .......................            (.17)               (.39)
                                                                                  -------------       -------------
               Net asset value, end of period .................................   $       15.91       $       16.07
                                                                                  =============       =============
               Market price per share, end of period ..........................   $     15.4375       $     15.3125
                                                                                  =============       =============
=====================================================================================================================
Total          Based on market price per share ................................            4.57%+++            7.21%+++
Investment                                                                        =============       =============
Return:**      Based on net asset value per share .............................            2.69%+++           12.52%+++
                                                                                  =============       =============
=====================================================================================================================
Ratios to      Expenses, net of reimbursement .................................             .70%*               .50%*
Average                                                                           =============       =============
Net Assets:*** Expenses .......................................................             .74%*               .75%*
                                                                                  =============       =============
               Investment income--net .........................................            4.50%*              4.81%*
                                                                                  =============       =============
=====================================================================================================================
Supplemental   Net assets, net of Preferred Stock, end of period (in thousands)   $     155,718       $     157,321
Data:                                                                             =============       =============
               Preferred Stock outstanding, end of period (in thousands) ......   $      95,000       $      95,000
                                                                                  =============       =============
               Portfolio turnover .............................................           15.54%              52.91%
                                                                                  =============       =============
=====================================================================================================================
Leverage:      Asset coverage per $1,000 ......................................   $       2,639       $       2,656
                                                                                  =============       =============
=====================================================================================================================
Dividends      Series A--Investment income--net ...............................   $         318       $         796
Per Share on                                                                      =============       =============
Preferred      Series B--Investment income--net ...............................   $         310       $         769
Stock                                                                             =============       =============
Outstanding:
=====================================================================================================================

             * Annualized.
            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
           *** Do not reflect the effect of dividends to Preferred Stock shareholders.
             + Commencement of operations.
            ++ The Fund's Preferred Stock was issued on October 7, 1997.
           +++ Aggregate total investment return.

               See Notes to Financial Statements.


                                    10 & 11

                     MuniHoldings New York Insured Fund, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended February 28, 1999, FAM earned fees of $688,486, of which $49,203 was voluntarily waived.

During the period September 19, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $712,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $38,785,565 and $45,984,943, respectively.

Net realized gains for the six months ended February 28, 1999 and net unrealized gains as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $  745,816          $9,364,742
                                                  ----------          ----------
Total ..................................          $  745,816          $9,364,742
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $9,364,742, of which $9,387,541 related to appreciated securities and $22,799 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $238,769,209.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended February 28, 1999 remained constant and during the period September 19, 1997 to August 31, 1998 increased by 9,520,000 as a result of the initial offering and by 260,439 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 1999 were as follows: Series A, 2% and Series B, 2.14%.

Shares issued and outstanding during the six months ended February 28, 1999 remained constant and during the period


                                    12 & 13

                     MuniHoldings New York Insured Fund, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

September 19, 1997 to August 31, 1998 increased by 3,800 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended February 28, 1999, MLPF&S earned $109,554 as commissions.

5. Subsequent Event:

On March 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065830 per share, payable on March 30, 1999 to shareholders of record as of March 24, 1999.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

 Terry K. Glenn, President and Director
 Ronald W. Forbes, Director
 Cynthia A. Montgomery, Director
 Charles C. Reilly, Director
 Kevin A. Ryan, Director
 Richard R. West, Director
 Arthur Zeikel, Director
 Vincent R. Giordano, Senior Vice President
 Robert A. DiMella, Vice President
 Kenneth A. Jacob, Vice President
 Robert D. Sneeden, Vice President
 Donald C. Burke, Vice President and Treasurer
 Patrick D. Sweeney, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniHoldings New York Insured Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

 Custodian

 The Bank of New York
 90 Washington Street
 New York, NY 10286

 Transfer Agents

 Common Stock:
 The Bank of New York
 101 Barclay Street
 New York, NY 10286

 Preferred Stock:
 IBJ Whitehall Bank & Trust Company
 One State Street
 New York, NY 10004

 NYSE Symbol
 MHN


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          HOLDNY--2/99

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